Exhibit 99.1

News

March 8, 2006	Analyst Contact:	Dan Harrison
918-588-7950
	Media Contact:	Lori Webster
918-588-7570

ONEOK Revises 2005 Results and 2006 Guidance

TULSA, Okla. – March 8, 2006 – ONEOK, Inc. (NYSE: OKE) announced today that it is reducing its year-end 2005 financial results and increasing its 2006 guidance.

The earnings revision is related to a software error that affected the timing of the recognition of changes in the fair value of derivatives that are accounted for as hedges in the company’s energy services segment during 2005. These amounts are recorded as cost of sales and fuel in the company’s consolidated statement of income.

The company uses third-party software to account for its derivative hedging instruments. The recently discovered software error reduces 2005 net income by $8.1 million, or $0.08 per diluted share of common stock, and energy services operating income by $13.2 million. This adjustment relates to the company’s third-quarter 2005 earnings and does not affect fourth-quarter 2005 results. The decrease in net income in 2005 will be recognized as additional earnings during the first quarter of 2006 as the hedging instruments settle.

As a result, the company is raising its 2006 guidance in its energy services segment to $183 million from $170 million, which will result in revised company guidance in the range of $2.30 to $2.36 per diluted share of common stock.

Revised 2005 net income was $546.6 million, or $5.06 per diluted share, compared with $242.2 million, or $2.30 per diluted share of common stock in 2004. Revised 2005 income from continuing operations was $403.1 million, or $3.73 per diluted share, compared with 2004 income from continuing operations of $224.7 million, or $2.13 per diluted share.

Revised 2006 earnings guidance exhibit is attached as Attachment I.

Revised 2005 financial statements are attached as Attachments II - VI.

ONEOK, Inc. (NYSE: OKE) is a diversified energy company. We are among the largest natural gas distributors in the United States, serving more than 2 million customers in Oklahoma, Kansas and Texas. We are a leader in the gathering, processing, storage and transportation of natural gas in the mid-continent region of the U.S. and own one of the nation’s premier natural gas liquids (NGL) systems, connecting much of the NGL supply in the mid-continent with two key market centers. Our energy services operation focuses primarily on marketing natural gas and related

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ONEOK Revises 2005 Results and 2006 Guidance

services throughout the U.S. ONEOK is the majority general partner of Northern Border Partners, L.P. (NYSE:NBP), one of the largest publicly traded limited partnerships. ONEOK is a Fortune 500 company.

For information about ONEOK, Inc. visit the Web site: www.oneok.com.

Northern Border Partners, L.P. is a publicly traded partnership whose purpose is to own, operate and acquire a diversified portfolio of energy assets. The Partnership owns and manages natural gas pipelines and is engaged in the gathering and processing of natural gas. More information can be found at http://www.northernborderpartners.com.

Some of the statements contained and incorporated in this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Acts of 1995. The forward-looking statements relate to both ONEOK and Northern Border Partners, L.P. and apply to: anticipated financial performance, including anticipated operating income from the businesses ONEOK acquired on July 1, 2005, from Koch Industries, Inc. and affiliates, and the businesses to be acquired by Northern Border Partners from ONEOK in the transactions; management’s plans and objectives for future operations; business prospects; outcome of regulatory and legal proceedings; market conditions and other matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements in certain circumstances. The following discussion is intended to identify important factors that could cause future outcomes to differ materially from those set forth in the forward-looking statements.

Forward-looking statements include the items describing increased 2006 guidance in the preceding paragraphs, the information concerning possible or assumed future results of operations and distribution levels and other statements contained or incorporated in this press release generally identified by words such as “anticipate,” “estimate,” “expect,” “forecast,” “intend,” “believe,” “projection” or “goal.”

You should not place undue reliance on forward-looking statements. Known and unknown risks, uncertainties and other factors may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Those factors may affect operations, markets, products, services and prices. In addition to any assumptions and other factors referred to specifically in connection with the forward-looking statements, factors that could cause actual results to differ materially from those contemplated in any forward-looking statement include, among others, the following:

•	actions by rating agencies concerning the credit ratings of ONEOK and Northern Border Partners;

•	the effects of weather and other natural phenomenon on our operations, including energy sales and prices and demand for pipeline capacity;

•	competition from other U.S. and Canadian energy suppliers and transporters as well as alternative forms of energy;

•	the capital intensive nature of our respective businesses;

•	the profitability of assets or businesses acquired by us;

•	risks of marketing, trading and hedging activities as a result of changes in energy prices or the financial condition of our counterparties;

•	economic climate and growth in the geographic areas in which we each do business;

•	the uncertainty of estimates, including accruals and cost of environmental remediation;

•	the timing and extent of changes in commodity prices for natural gas, natural gas liquids, electricity and crude oil;

•	the effects of changes in governmental policies and regulatory actions, including changes with respect to income taxes, environmental compliance, authorized rates or recovery of gas costs;

•	the impact of recently issued and future accounting pronouncements and other changes in accounting policies;

•	the possibility of future terrorist attacks or the possibility or occurrence of an outbreak of, or changes in, hostilities or changes in the political conditions in the Middle East and elsewhere;

•	the risk of increased costs for insurance premiums, security or other items as a consequence of terrorist attacks;

•	the impact of unforeseen changes in interest rates, equity markets, inflation rates, economic recession and other external factors over which we have no control, including the effect on pension expense and funding resulting from changes in stock and bond market returns;

•	risks associated with pending or possible acquisitions and dispositions, including our respective ability to finance or integrate any such acquisitions and any regulatory delay or conditions imposed by regulatory bodies in connection with any such acquisitions and dispositions;

•	the results of administrative proceedings and litigation, regulatory actions and receipt of expected regulatory clearances involving the Oklahoma Corporation Commission, Kansas Corporation Commission, Texas

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ONEOK Revises 2005 Results and 2006 Guidance

regulatory authorities or any other local, state or federal regulatory body, including the Federal Energy Regulatory Commission;

•	our respective ability to access capital at competitive rates or on terms acceptable to us;

•	the risk of a significant slowdown in growth or decline in the U.S. economy or the risk of delay in growth recovery in the U.S. economy;

•	risks associated with adequate supply to the gathering and processing, fractionation and pipeline facilities of Northern Border Partners, including production declines which outpace new drilling;

•	the risk that material weaknesses or significant deficiencies in our respective internal controls over financial reporting could emerge or that minor problems could become significant;

•	the impact of the outcome of pending and future litigation;

•	the possible loss of franchises or other adverse effects caused by the actions of municipalities;

•	the impact of unsold capacity on Northern Border Pipeline being greater or less than expected;

•	the ability to market pipeline capacity on favorable terms, which is affected by:

•	future demand for and prices of natural gas;

•	competitive conditions in the overall natural gas and electricity markets;

•	availability of supplies of Canadian and United States natural gas;

•	availability of additional storage capacity; weather conditions; and

•	competitive developments by Canadian and U.S. natural gas transmission peers;

•	orders by the FERC which are significantly different than our assumptions related to Northern Border Pipeline’s November 2005 rate case;

•	performance of contractual obligations by the customers and shippers;

•	the ability to recover operating costs, costs of property, plant and equipment and regulatory assets in our FERC regulated rates;

•	timely receipt of approval by FERC for construction and operation of the Midwestern Gas Transmission Eastern Extension Project and required regulatory clearances;

•	our ability to acquire all necessary rights-of-way and obtain agreements for interconnects in a timely manner;

•	our ability to promptly obtain all necessary materials and supplies required for construction;

•	the composition and quality of the natural gas we gather and process in our plants;

•	the efficiency of our plants in processing natural gas and extracting natural gas liquids;

•	renewal of the coal slurry pipeline transportation contract under reasonable terms and our success in completing the necessary rebuilding of the coal slurry pipeline;

•	the impact of a potential impairment charges;

•	developments in the December 2, 2001, filing by Enron of a voluntary petition for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code affecting our settled claims;

•	the ability to control operating costs;

•	the risk inherent in the use of information systems in our respective businesses, implementation of new software and hardware, and the impact on the timeliness of information for financial reporting;

•	acts of nature, sabotage, terrorism or other similar acts causing damage to our facilities or our suppliers’ or shippers’ facilities;

•	and the other factors listed in the reports we each have filed and may file with the Securities and Exchange Commission, which are incorporated by reference.

Other factors and assumptions not identified above were also involved in the making of forward-looking statements. The failure of those assumptions to be realized, as well as other factors, may also cause actual results to differ materially from those projected. ONEOK and Northern Border Partners have no obligation and make no undertaking to update publicly or revise any forward-looking information.

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ONEOK Revises 2005 Results and 2006 Guidance

ONEOK, Inc. and Subsidiaries	Attachment I
EARNINGS GUIDANCE
Year Ending December 31, 2006

Revised as of March 8, 2006

(In millions, except per share amounts)	Previous Guidance*	Updated Guidance*	Change
Operating Income
Gathering and Processing	$142	$142	$—
Interstate Pipelines	20	20	—
Pipelines and Storage	85	85	—
Natural Gas Liquids	93	93	—
Distribution	124	124	—
Energy Services	170	183	13
Gain on sale of assets	108	108	—
Other	7	7	—

Operating Income	749	762	13
Other income (expense)	96	96	—
Minority interest	(211)	(211)	—
Interest expense	(203)	(203)	—
Income taxes	(168)	(173)	(5)

Net Income	$263	$271	$8

Diluted Earnings Per Share of Common Stock	$2.26	$2.33	$0.07

Average Shares of Common Stock - Diluted
Average shares of common stock outstanding	115.0	115.0	—
Dilutive components	1.2	1.2	—

Total Average Shares of Common Stock - Diluted	116.2	116.2	—

Capital Expenditures
Gathering and Processing	$97	$97	$—
Interstate Pipelines	37	37	—
Pipelines and Storage	14	14	—
Natural Gas Liquids	20	20	—
Distribution	148	148	—
Energy Services	—	—	—
Other	3	3	—

Total Capital Expenditures	$319	$319	$—

Cash Flow from Operations
Cash flow from operations before changes in working capital	$791	$799	$8
Less: Dividends	125	125	—
Less: Distributions to minority interests	163	163	—
Less: Capital expenditures	319	319	—

Surplus	$184	$192	$8

*	After consolidating ONEOK and Northern Border Partners, L.P., as required by GAAP beginning January 1, 2006

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ONEOK Revises 2005 Results and 2006 Guidance

ONEOK, Inc. and Subsidiaries	Attachment II
CONSOLIDATED STATEMENTS OF INCOME

Revised as of March 8, 2006

	Years Ended December 31,		Quarters Ended December 31,
	2005	2004	2005	2004
	(Thousands of dollars, except per share amounts)
Revenues
Operating revenues, excluding energy trading revenues	$12,663,550	$5,671,714	$4,694,536	$2,536,595
Energy trading revenues, net	12,680	113,814	1,657	7,231

Total Revenues	12,676,230	5,785,528	4,696,193	2,543,826

Cost of sales and fuel	11,338,076	4,648,311	4,287,732	2,196,952

Net Margin	1,338,154	1,137,217	408,461	346,874

Operating Expenses
Operations and maintenance	552,531	475,106	157,546	123,536
Depreciation, depletion and amortization	183,394	158,053	48,374	40,079
General taxes	67,464	60,406	16,403	13,909

Total Operating Expenses	803,389	693,565	222,323	177,524

Gain on Sale of Assets	264,207	—	264,207	—

Operating Income	798,972	443,652	450,345	169,350

Other income	14,188	17,599	(2,298)	6,445
Other expense	19,883	12,056	11,796	2,302
Interest expense	147,608	87,301	55,926	25,249

Income before Income Taxes	645,669	361,894	380,325	148,244

Income taxes	242,521	137,221	140,643	53,780

Income from Continuing Operations	403,148	224,673	239,682	94,464
Discontinued operations, net of taxes:
Income (loss) from operations of discontinued components, net of tax	(6,180)	17,505	(262)	3,933
Gain on sale of discontinued component, net of tax	149,577	—	(1,778)	—

Net Income	$546,545	$242,178	$237,642	$98,397

Earnings Per Share of Common Stock
Basic:
Earnings per share from continuing operations	$4.01	$2.21	$2.46	$0.91
Earnings (loss) per share from operations of discontinued components, net	(0.06)	0.17	—	0.04
Earnings per share from gain on sale of discontinued component, net	1.49	—	(0.02)	—

Net Earnings Per Share, Basic	$5.44	$2.38	$2.44	$0.95

Diluted:
Earnings per share from continuing operations	$3.73	$2.13	$2.32	$0.86
Earnings (loss) per share from operations of discontinued components, net	(0.06)	0.17	—	0.04
Earnings per share from gain on sale of discontinued component, net	1.39	—	(0.02)	—

Net Earnings Per Share, Diluted	$5.06	$2.30	$2.30	$0.90

Average Shares of Common Stock (Thousands)
Basic	100,536	101,965	97,443	103,261
Diluted	108,006	105,461	103,361	109,523

Dividends Declared Per Share of Common Stock	$1.09	$0.88	$—	$—

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ONEOK Revises 2005 Results and 2006 Guidance

ONEOK, Inc. and Subsidiaries	Attachment III
CONSOLIDATED BALANCE SHEETS

Revised as of March 8, 2006

	December 31, 2005	December 31, 2004
	(Thousands of dollars)
Assets

Current Assets
Cash and cash equivalents	$7,915	$9,458
Trade accounts and notes receivable, net	2,202,895	1,412,861
Gas and natural gas liquids in storage	911,393	593,028
Commodity exchanges	133,159	1,758
Energy marketing and risk management assets	765,157	386,781
Other current assets	385,274	90,566

Total Current Assets	4,405,793	2,494,452

Property, Plant and Equipment
Property, plant and equipment	5,575,365	4,832,876
Accumulated depreciation, depletion and amortization	1,581,138	1,519,719

Net Property, Plant and Equipment	3,994,227	3,313,157

Deferred Charges and Other Assets
Goodwill and intangibles	683,211	225,188
Energy marketing and risk management assets	150,026	71,310
Investments and other	716,298	589,805

Total Deferred Charges and Other Assets	1,549,535	886,303

Assets of Discontinued Component	63,911	505,240

Total Assets	$10,013,466	$7,199,152

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ONEOK Revises 2005 Results and 2006 Guidance

ONEOK, Inc. and Subsidiaries

CONSOLIDATED BALANCE SHEETS

	December 31, 2005	December 31, 2004
	(Thousands of dollars)
Liabilities and Shareholders’ Equity

Current Liabilities
Current maturities of long-term debt	$6,546	$341,532
Notes payable	1,541,500	644,000
Accounts payable	1,756,307	1,161,984
Commodity exchanges	238,176	—
Energy marketing and risk management liabilities	814,803	403,626
Other	438,009	337,653

Total Current Liabilities	4,795,341	2,888,795

Long-term Debt, excluding current maturities	2,024,070	1,543,202

Deferred Credits and Other Liabilities
Deferred income taxes	603,835	601,281
Energy marketing and risk management liabilities	442,842	102,865
Other deferred credits	350,157	371,130

Total Deferred Credits and Other Liabilities	1,396,834	1,075,276

Liabilities of Discontinued Component	2,464	86,175

Total Liabilities	8,218,709	5,593,448

Commitments and Contingencies

Shareholders’ Equity
Common stock, $0.01 par value:
authorized 300,000,000 shares; issued 107,973,436 shares and outstanding 97,654,697 shares at December 31, 2005; issued 107,143,722 shares and outstanding 104,106,285 shares at December 31, 2004	1,080	1,071
Paid in capital	1,044,283	1,017,603
Unearned compensation	(105)	(1,413)
Accumulated other comprehensive loss	(56,991)	(9,591)
Retained earnings	1,085,845	649,240
Treasury stock, at cost: 10,318,739 shares at December 31, 2005 and 3,037,437 shares at December 31, 2004	(279,355)	(51,206)

Total Shareholders’ Equity	1,794,757	1,605,704

Total Liabilities and Shareholders’ Equity	$10,013,466	$7,199,152

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ONEOK Revises 2005 Results and 2006 Guidance

ONEOK, Inc. and Subsidiaries	Attachment IV
CONSOLIDATED STATEMENTS OF CASH FLOWS

Revised as of March 8, 2006

	Years Ended December 31,
	2005	2004
	(Thousands of dollars)
Operating Activities
Net income	$546,545	$242,178
Depreciation, depletion and amortization	183,394	158,053
Impairment expense on discontinued operations	52,226	—
Gain on sale of discontinued component, net	(149,577)	—
Gain on sale of assets	(269,040)	(10,586)
Income from equity investments, net	9,705	(1,506)
Deferred income taxes	16,372	91,238
Stock based compensation expense	11,842	14,330
Allowance for doubtful accounts	16,329	13,309
Changes in assets and liabilities (net of acquisition and disposition effects):
Accounts and notes receivable	(733,367)	(476,017)
Inventories	(320,632)	(96,510)
Unrecovered purchased gas costs	(8,943)	12,944
Commodity exchanges	106,775	—
Deposits	(118,214)	10,030
Regulatory assets	(6,357)	(15,395)
Accounts payable and accrued liabilities	518,406	322,387
Energy marketing and risk management assets and liabilities	223,965	(22,033)
Other assets and liabilities	(259,088)	(36,718)

Cash Provided by (Used in) Operating Activities	(179,659)	205,704

Investing Activities
Changes in other investments, net	(23,864)	1,891
Acquisitions	(1,327,907)	(176,709)
Capital expenditures	(250,493)	(264,110)
Proceeds from sale of discontinued component	519,279	—
Proceeds from sale of assets	556,434	21,241
Other investing activities	(6,862)	(5,603)

Cash Used in Investing Activities	(533,413)	(423,290)

Financing Activities
Borrowing of notes payable, net	897,500	44,000
Issuance of debt, net of issuance costs	798,792	—
Termination of interest rate swaps	(22,565)	82,915
Payment of debt	(636,288)	(1,364)
Purchase of common stock	(228,149)	—
Issuance of common stock	16,372	189,777
Purchase of treasury stock, net	—	(823)
Dividends paid	(110,157)	(89,229)
Other financing activities	(3,976)	(10,404)

Cash Provided by Financing Activities	711,529	214,872

Change in Cash and Cash Equivalents	(1,543)	(2,714)
Cash and Cash Equivalents at Beginning of Period	9,458	12,172

Cash and Cash Equivalents at End of Period	$7,915	$9,458

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ONEOK Revises 2005 Results and 2006 Guidance

ONEOK, Inc.	Attachment V
INFORMATION AT A GLANCE

Revised as of March 8, 2006

			Years Ended December 31,				Quarters Ended December 31,
			2005	2004			2005	2004
	(Millions of dollars)
Gathering and Processing
Net margin			$287.3	$267.0			$60.1	$78.1
Depreciation, depletion and amortization			$32.6	$32.7			$7.7	$8.4
Operating income			$395.4	$116.2			$285.5	$38.5
Total gas gathered (MMMBtu/d)			1,077	1,099			973	1,080
Total gas processed (MMMBtu/d)			1,117	1,172			1,049	1,201
Natural gas liquids sales (MBbls/d)			49	51			42	50
Natural gas liquids produced (MBbls/d)			59	62			50	62
Gas sales (MMMBtu/d)			329	328			284	338
Capital expenditures			$28.3	$23.1			$6.8	$9.0
Average Conway OPIS composite NGL Price ($/gal) (based on our NGL product mix)			$0.89	$0.72			$1.04	$0.83
Average NYMEX crude oil price ($/Bbl)			$55.76	$41.34			$62.81	$50.15
Average realized condensate sales price ($/Bbl)			$52.69	$38.17			$56.59	$45.10
Average natural gas price ($/MMBtu) (mid-continent region)			$7.30	$5.54			$9.87	$6.03
Gross processing spread ($/MMBtu)			$2.77	$2.47			$1.94	$3.35

Natural Gas Liquids
Net margin			$87.9	$24.4			$35.7	$6.0
Depreciation, depletion and amortization			$11.1	$0.1			$5.4	—
Operating income			$43.4	$14.8			$17.0	$3.4
Natural gas liquids gathered (MBbls/d)	(a	)	191	—	(a	)	188	—
Natural gas liquids sales (MBbls/d)			207	109			212	116
Natural gas liquids fractionated (MBbls/d)	(a	)	292	—	(a	)	276	—
Capital expenditures			$12.2	$9.3			$4.1	$5.0

Pipelines and Storage
Net margin			$171.6	$126.5			$59.4	$41.1
Depreciation, depletion and amortization			$23.7	$17.3			$7.5	$4.4
Operating income			$84.6	$59.8			$31.7	$23.4
Natural gas transported (MMcf)			486,635	432,844			127,929	118,688
Natural gas liquids transported (MBbls/d)	(a	)	187	—	(a	)	175	—
Natural gas liquids gathered (MBbls/d)	(a	)	53	—	(a	)	54	—
Capital expenditures			$15.7	$12.3			$5.9	$4.6
Average natural gas price ($/MMBtu) (mid-continent region)			$7.30	$5.54			$9.87	$6.03

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ONEOK Revises 2005 Results and 2006 Guidance

Energy Services
Net margin	$206.4	$174.0	$78.9	$68.1
Depreciation, depletion and amortization	$2.1	$1.6	$0.6	$0.4
Operating income	$165.7	$139.2	$68.0	$59.0
Natural gas marketed (Bcf)	1,191	1,073	312	297
Natural gas gross margin ($/Mcf)	$0.14	$0.14	$0.21	$0.20
Physically settled volumes (Bcf)	2,387	2,157	628	598
Capital expenditures	$0.2	$1.8	$—	$0.4

Distribution
Net margin	$587.7	$557.3	$174.9	$161.7
Depreciation, depletion and amortization	$113.4	$105.4	$27.1	$26.8
Operating income	$113.9	$110.2	$53.1	$44.8
Customers per employee	689	664	698	668
Capital expenditures	$143.8	$142.5	$40.7	$36.2
Natural gas volumes (MMcf)
Gas Sales	199,816	202,898	59,450	60,042
Transportation	252,180	239,914	67,482	62,848
Natural gas margins
Gas Sales	$465.6	$449.5	$131.6	$129.5
Transportation	$94.2	$82.0	$35.9	$26.6

(a)	- Data presented for 2005 represents the per day results of operations from July 1, 2005.

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ONEOK Revises 2005 Results and 2006 Guidance

ONEOK, Inc. and Subsidiaries	Attachment VI
REGULATION G GAAP RECONCILIATION
Revised as of March 8, 2006

Year Ended December 31, 2005
(Millions of Dollars)
Cash used in operating activities	$(179.7)
Accounts and notes receivable	733.4
Inventories	320.6
Unrecovered purchased gas costs	8.9
Commodity Exchanges	(106.8)
Deposits	118.2
Regulatory assets	6.4
Accounts payable and accrued liabilities	(518.4)
Income taxes on gain on sale recorded in operating income	102.4
Energy marketing and risk management assets and liabilities	(224.0)
Other assets and liabilities	259.1

Cash flow, before changes in working capital (a)	$520.1

(a) Cash flow from operations, before changes in working capital, is a non-GAAP financial measure used by industry analysts, investors, lenders, and rating agencies to assess the financial performance and the operating results of a company’s fundamental business activities. Cash flow from operations, before changes in working capital, should not be considered in isolation or as a substitute for net income, income from operations, or other measures of cash flow.